                                                                Exhibit a.I.(17)

                               ECLIPSE FUNDS INC.

                             ARTICLES SUPPLEMENTARY

      Eclipse Funds Inc., a Maryland corporation registered as an open-end management investment company under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland ("SDAT") that:

      FIRST: Under a power contained in Article V, Section 5.7 of the Charter, and pursuant to Sections 2-105(a)(9) and 2-208 of the MGCL, the Board, by resolutions duly adopted at a meeting held on December 16, 2003, reclassified 4,000,000,000 authorized but unissued shares of MainStay Cash Reserves Fund Service Class Shares, par value $0.01 per share, as shares of Common Stock of the Corporation (without further classification), par value $0.01 per share, each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock of the Corporation, par value $0.01 per share, as set forth in Article V of the Charter and in any other provisions of the Charter relating to Common Stock of the Corporation generally.

      SECOND: Under a power contained in Article V, Section 5.7 of the Charter, and pursuant to Sections 2-105(a)(9) and 2-208 of the MGCL, the Board, by resolutions duly adopted at a meeting held on December 16, 2003, reclassified the following shares of authorized but unissued Common Stock, par value $0.01 per Share, each with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption of shares of Common Stock, par value $0.01 per Share, of the Corporation as set forth in Article V of the Charter and in any other provisions of the Charter relating to Common Stock of the Corporation generally, as follows:

100,000,000 shares of MainStay         as   100,000,000 shares of MainStay
Intermediate Term Bond Fund Class A         Intermediate Term Bond Fund Class
Shares                                      R1 Shares

150,000,000 shares of Common Stock     as   150,000,000 shares of MainStay
(without further classification)            Intermediate Term Bond Fund Class
                                            R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay
(without further classification)            Intermediate Term Bond Fund Class
                                            R2 Shares

250,000,000 shares of MainStay         as   250,000,000 shares of MainStay
Indexed Bond Fund Class A Shares            Indexed Bond Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay
(without further classification)            Indexed Bond Fund Class R2 Shares

250,000,000 shares of MainStay S&P     as   250,000,000 shares of MainStay S&P
500 Index Fund Class A Shares               500 Index Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay S&P
(without further classification)            500 Index Fund Class R2 Shares

100,000,000 shares of MainStay Asset   as   100,000,000 shares of MainStay
Manager Fund Class A Shares                 Asset Manager Fund Class R1 Shares

150,000,000 shares of Common Stock     as   150,000,000 shares of MainStay
(without further classification)            Asset Manager Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay
(without further classification)            Asset Manager Fund Class R2 Shares

250,000,000 shares of MainStay Short   as   250,000,000 shares of MainStay
Term Bond Fund Class A Shares               Short Term Bond Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay
(without further classification)            Short Term Bond Fund Class R2 Shares

100,000,000 shares of MainStay All     as   100,000,000 shares of MainStay All
Cap Growth Fund Class A Shares              Cap Growth Fund Class R1 Shares

150,000,000 shares of Common Stock     as   150,000,000 shares of MainStay All
(without further classification)            Cap Growth Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay All
(without further classification)            Cap Growth Fund Class R2 Shares

100,000,000 shares of MainStay All     as   100,000,000 shares of MainStay All
Cap Value Fund Class A Shares               Cap Value Fund Class R1 Shares

150,000,000 shares of Common Stock     as   150,000,000 shares of MainStay All
(without further classification)            Cap Value Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay All
(without further classification)            Cap Value Fund Class R2 Shares

100,000,000 shares of MainStay Mid     as   100,000,000 shares of MainStay Mid
Cap Core Fund Class A Shares                Cap Core Fund Class R1 Shares

150,000,000 shares of Common Stock     as   150,000,000 shares of MainStay Mid
(without further classification)            Cap Core Fund Class R1 Shares

250,000,000 shares of Common Stock     as   250,000,000 shares of MainStay Mid
(without further classification)            Cap Core Fund Class R2 Shares

      THIRD: Immediately after these Articles Supplementary are accepted for record by the SDAT, the classes and series of Common Stock of the Corporation shall be as follows:
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
                                                              AUTHORIZED SHARES
           NAME OF SERIES                      NAME OF CLASS     (IN MILLIONS)
--------------------------------------------------------------------------------
MainStay Intermediate Term Bond Fund                 A                       250
MainStay Intermediate Term Bond Fund                 B                       250
MainStay Intermediate Term Bond Fund                 C                       250
MainStay Intermediate Term Bond Fund                 I                       250
MainStay Intermediate Term Bond Fund                 R1                      250
MainStay Intermediate Term Bond Fund                 R2                      250
Eclipse International Broad Market Fund           No-Load                    500
Eclipse International Broad Market Fund           Service                    500
MainStay Indexed Bond Fund                           A                       250
MainStay Indexed Bond Fund                           B                       250
MainStay Indexed Bond Fund                           C                       250
MainStay Indexed Bond Fund                           I                       250
MainStay Indexed Bond Fund                           R1                      250
MainStay Indexed Bond Fund                           R2                      250
MainStay S&P 500 Index Fund                          A                       250
MainStay S&P 500 Index Fund                          B                       250
MainStay S&P 500 Index Fund                          C                       250
MainStay S&P 500 Index Fund                          I                       250
MainStay S&P 500 Index Fund                          R1                      250
MainStay S&P 500 Index Fund                          R2                      250
Eclipse International Equity Fund                 No-Load                    500
Eclipse International Equity Fund                 Service                    500
MainStay Cash Reserves Fund                          I                      4000
MainStay Cash Reserves Fund                     Sweep Shares                4000
MainStay Asset Manager Fund                          A                       250
MainStay Asset Manager Fund                          B                       250
MainStay Asset Manager Fund                          C                       250
MainStay Asset Manager Fund                          I                       250
MainStay Asset Manager Fund                          R1                      250
MainStay Asset Manager Fund                          R2                      250
MainStay Short Term Bond Fund                        A                       250
MainStay Short Term Bond Fund                        B                       250
MainStay Short Term Bond Fund                        C                       250
MainStay Short Term Bond Fund                        I                       250
MainStay Short Term Bond Fund                        R1                      250
MainStay Short Term Bond Fund                        R2                      250
MainStay All Cap Value Fund                          A                       250
MainStay All Cap Value Fund                          B                       250
MainStay All Cap Value Fund                          C                       250
MainStay All Cap Value Fund                          I                       250
MainStay All Cap Value Fund                          R1                      250
MainStay All Cap Value Fund                          R2                      250
MainStay All Cap Growth Fund                         A                       250
MainStay All Cap Growth Fund                         B                       250

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
                                                              AUTHORIZED SHARES
           NAME OF SERIES                      NAME OF CLASS     (IN MILLIONS)
--------------------------------------------------------------------------------
MainStay All Cap Growth Fund                         C                       250
MainStay All Cap Growth Fund                         I                       250
MainStay All Cap Growth Fund                         R1                      250
MainStay All Cap Growth Fund                         R2                      250
MainStay Mid Cap Core Fund                           A                       250
MainStay Mid Cap Core Fund                           B                       250
MainStay Mid Cap Core Fund                           C                       250
MainStay Mid Cap Core Fund                           I                       250
MainStay Mid Cap Core Fund                           R1                      250
MainStay Mid Cap Core Fund                           R2                      250
Common Stock (without further classification)                              3,000

      FOURTH: The shares reclassified hereunder have been reclassified by the Board under the authority granted to it in the Charter.

      FIFTH: These Articles Supplementary have been approved by the Board in the manner and by the vote required by law.

      SIXTH: The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under penalties for perjury.

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      IN WITNESS WHEREOF, the Corporation has caused these Articles
Supplementary to be executed under seal in its name and on its behalf by its President and attested to by its Assistant Secretary on January 8, 2004.

ATTEST:                                 ECLIPSE FUNDS INC.

    /s/ Robert A. Anselmi                   /s/ Stephen C. Roussin
------------------------------          ------------------------------
Robert A. Anselmi                       Stephen C. Roussin
Assistant Secretary                     President